INVESTMENT IN PUBLIC COMPANY	9 Months Ended
Dec. 31, 2023
Investment In Public Company
INVESTMENT IN PUBLIC COMPANY

NOTE 7. INVESTMENT IN PUBLIC COMPANY

The following is a discussion of the Company’s investment in Intensity Therapeutics, Inc. (“Intensity”) as of December 31, 2023 and March 31, 2023.

Intensity Therapeutics, Inc.

In connection with the SalvaRx Acquisition in fiscal 2019, the Company acquired a $4.5 million interest in Intensity, a private clinical stage biotechnology company, of 1.0 million shares, which represented a 7.5% equity interest in Intensity. The investment was recorded at fair value (which approximates cost) at the Acquisition Date. The investment in Intensity has been irrevocably designated as a financial asset recorded at fair value with gains and losses recorded through other comprehensive income (“OCI”). Upon Intensity’s initial public offering (“IPO”) effective June 30, 2023, discussed below, the fair value of the asset is determined by quoted market price.

On July 11, 2019, the Company entered into an agreement with Fast Forward Innovations Limited (“Fast Forward”) to purchase Intensity Holdings Limited (“IHL”), a wholly-owned subsidiary of Fast Forward. The Company paid $1.3 million for IHL through the issuance of 129,806 ordinary shares of the Company. The sole asset of IHL consisted of 288,458 shares of Intensity. This transaction increased the Company’s ownership of Intensity to 1,288,458 shares.

On October 28, 2021, Intensity filed a Form S-1 Registration Statement with the SEC to register shares for an IPO, which was declared effective by the SEC, but subsequently withdrawn prior to closing.

Subsequently, Intensity amended its Form S-1 Registration Statement and continued to complete its IPO. As of both December 31, 2022 and March 31, 2023, the Company undertook an IAS 36 fair value analysis based on the continued existence of external indications of impairment, which resulted in an aggregate $5.532 million of unrealized loss recognized through OCI during the year ended March 31, 2023.

In April 2023, Intensity completed a 1:2 reverse stock split, which reduced the Company’s holdings to 644,229 shares.

On July 5, 2023, Intensity completed an IPO of its common stock selling 3,900,000 shares at a price of $5.00 per share generating net proceeds of approximately $16.2 million. In connection with the offering, Intensity’s common stock began trading on Nasdaq on June 30, 2023, under the ticker symbol “INTS.” The Company received an additional 2,659 shares in connection with the offering pursuant to certain anti-dilution rights. Intensity sold its overallotment shares totaling 585,000 shares, which closed on July 7, 2023. The Company recorded unrealized gains of $2.975 million and $3.456 million through OCI in the three and nine months ended December 31, 2023, respectively, to reflect the difference between the market value of the Company’s ownership interest and its then carrying value, increasing the Company’s carrying value in Intensity to $5.544 million as of December 31, 2023. The Company recorded unrealized loss of $4.046 million through OCI in the three and nine months ended December 31, 2022. The Company owned approximately 4.7% of the issued and outstanding shares of Intensity as of December 31, 2023.

The Company’s lock-up with respect to Intensity shares expired on January 2, 2024. The Board authorized and, in January 2024, began selling its shares in Intensity on Nasdaq. Accordingly, the Company will classify the investment as investment in marketable equity securities in future periods, if necessary.